UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 24, 2016

EMERALD MEDICAL APPLICATIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

7 Imber Street, Petach Tikva, Israel	4951141
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 3-744-4505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

In February 2016, Emerald Medical Applications Corp. (the "Registrant") issued and sold unregistered shares of its common stock, par value $0.0001 (the "Shares"), and granted options to purchase Shares, as set forth in the table below:

Name of Issuee/Grantee	Date of Issuance/Grant	Number of Shares	Consideration/Valued	Bases for Issuance/Grant
Yair Fudim, Chairman (1)	02/24/2016	482,000	$1.00 per share	Services
Dr. Estery Giloz-Ran, Director (1)	02/24/2016	482,000	$1.00 per share	Services
Baruch Kfir, Director (1)	02/24/2016	231,000	$1.00 per share	Services
Ernest Pellgrino (3)	02/24/2016	60,000	$1.00 per share	Services
Daniel J. Walsh (3)	02/24/2016	60,000	$1.00 per share	Services
Garden State Securities Inc. (3)	02/24/2016	30,000	$1.00 per share	Services
Adir Zamir (4)	12/02/2015	409,600	$0.01 per share	Services
Ilan Sina (4)	12/02/2015	92,160	$0.20 per share	Services
Guy Salman (4)	12/02/2015	32,640	$0.40 per share	Services
Total Shares Issued/Granted		1,345,000 (5)

(1) The Shares were issued under the Registrant's Employee Incentive Plan (the "Plan") to the Mr. Fudim and Dr. Giloz-Ran, chairman and a director, respectively, vest as follows: (i) 160,667 Shares immediately; and (ii) approximately 40,167 on the first day of three-month period commencing on May 1, 2016 through February 1, 2018.
(2) The Shares issued under the Registrant's Plan to Baruch Kfir, a director, vest as follows: (i) 77,000 Shares immediately; and (ii) 19,250 Shares on the first day of three-month period commencing on May 1, 2016 through February 1, 2018.
(3) These Shares were issued as part of the consideration under an Advisory Services Agreement between the Registrant and Garden State Securities Inc. ("GSS"), dated February 17, 2016, filed herewith.
(4) Options were granted to these employees, none of which have been exercised to date.
(5) Does not include Shares underlying employee options, none of which have been exercised to date.

The issuance and sale of Shares, without registration under the Securities Act of 1933, as amended (the "Act"), was made in reliance upon the exemptions provided in Section 4(2) of the Act and Regulation S promulgated by the United States Securities and Exchange Commission (the "SEC") under the Act with respect to the three directors and Regulation D promulgated by the SEC under the Act with respect to GSS and its principals.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.19	Advisory Services Agreement between the Registrant and Garden State Securities Inc., dated February 17, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Lior Wyan CEO Lior Wyan Date: February 25, 2016